Other Expenses, Net (Tables)	12 Months Ended
Dec. 31, 2012
Other Expenses, Net [Abstract]
Schedule Of Other Expenses, Net
	US dollars
	Year ended December 31,
(in thousands)	2012	2011	2010
Adjustment of purchase price of subsidiary (1)	-	-	975
Impairment of goodwill (2)	672	904	157
Legal expenses (3)	-	7,863	-
Write-off of account receivable in respect of sale of subsidiary (4)	484	-	-
Other	461	(76)	24
	1,617	8,691	1,156

(1)	See Note 12A1.

(2)	See Note 8.

(3)	See Note 12A3.

(4)
During April 2012, the Company sold its entire holding in the subsidiary Ituran Cellular Communication Ltd. for US$ 0.3 million in cash and for an additional amount of approximately US$ 0.5 million that was required to be paid soon thereafter.  However, during late 2012, the acquirer entered into liquidation proceedings by its creditors and therefore due to the significant uncertainty regarding the collection of this debt, the entire amount was written-off.